Exhibit 99.2

HERITAGE COMMERCE CORP AND PRESIDIO BANK

Unaudited Pro Forma Combined Condensed Financial Statements

As of and for the six months ended June 30, 2019 and the year ended December 31, 2018

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Heritage Commerce Corp, the holding company (“Heritage”) for Heritage Bank of Commerce, completed the acquisition of Presidio Bank (“Presidio”) of San Francisco, California, effective October 11, 2019 (the “acquisition date”).  The following unaudited pro forma combined condensed financial information and explanatory notes illustrate the effect of the merger on Heritage’s consolidated financial position and results of operations and its subsidiaries and of Presidio and its subsidiaries based upon the companies’ respective historical consolidated financial positions and results of operations under the acquisition method of accounting with Heritage treated as the acquirer. The unaudited pro forma combined condensed financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of Heritage and Presidio, which are incorporated by reference or provided elsewhere in this Form 8-K/A.

In accordance with generally accepted accounting principles in the United States of America, or GAAP, the assets and liabilities of Presidio will be recorded by Heritage at their estimated fair values as of the acquisition date. The unaudited pro forma combined condensed balance sheet as of June 30, 2019 gives effect to the merger, as if the transaction had occurred on June 30, 2019. The unaudited pro forma combined condensed income statement for the six months ended June 30, 2019 and the year ended December 31, 2018 assumes the merger took place on January 1, 2018.

The unaudited pro forma combined condensed financial information includes Heritage’s estimated adjustments to record assets and liabilities of Presidio at their respective fair values. These adjustments are subject to change depending on changes in interest rates and the components of assets and liabilities as of the acquisition date and as additional information becomes available and additional analyses are performed. The final amount and allocation of the purchase price will be determined after completion of further analyses to determine the fair value of Presidio’s tangible and identifiable intangible assets and liabilities as of the acquisition date. Increases or decreases in the estimated fair values of the net assets acquired as compared with the information shown in the unaudited pro forma combined condensed financial information may change the amount of the purchase price allocated to goodwill and other assets and liabilities and may impact Heritage’s statements of income due to adjustments in yield and/or amortization of the adjusted assets or liabilities. Any changes to Presidio shareholders’ equity, including results of operations from December 31, 2018 through the acquisition date, will also change the purchase price allocation, which may include the recording of a lower or higher amount of goodwill. The final adjustments may be materially different from the unaudited pro forma adjustments presented herein.

Heritage anticipates that the merger with Presidio will provide the combined company with financial benefits that include reduced combined operating expenses. The pro forma information, which is intended to illustrate the financial characteristics of the merger and the combined company under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue, or all integration costs that may be incurred and, accordingly, should not be considered a prediction of future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during the period shown.

The pro forma shareholders’ equity and net income should not be considered indicative of the market value of Heritage common stock or the actual or future results of operations of Heritage for any period. Actual results may be materially different than the pro forma information presented.

The unaudited pro forma combined condensed financial statements included herein are presented for informational purposes only and do not necessarily reflect the financial results of the combined company had the companies actually been combined at the beginning of each period presented. As stated above, the adjustments included in these unaudited pro forma combined condensed financial statements are preliminary and maybe revised.

HERITAGE COMMERCE CORP AND PRESIDIO BANK

PRO FORMA COMBINED CONDENSED BALANCE SHEET (Unaudited)

	June 30, 2019
	Heritage
	Commerce	Presidio			Pro Forma
	Corp	Bank	Adjustments		Combined
	(Dollars in thousands)
Assets
Cash and due from banks	$36,301	$13,389	$—		$49,690
Other investments and interest-bearing deposits in other financial institutions	239,710	48,013	—		287,723
Total cash and cash equivalents	276,011	61,402	—		337,413
Securities available-for-sale, at fair value	383,156	48,523	—		431,679
Securities held-to-maturity, at amortized cost	351,399	467	—		351,866
Loans held-for-sale - SBA, at lower of cost or fair value, including deferred costs	5,202	—	—		5,202
Loans, net of deferred fees	1,877,767	698,073	(9,128)	(a)	2,566,712
Allowance for loan losses	(26,631)	(7,463)	7,463	(b)	(26,631)
Loans, net	1,851,136	690,610	(1,665)		2,540,081
Federal Home Loan Bank and Federal Reserve Bank stock, at cost	25,226	5,752	—		30,978
Company owned life insurance	62,522	12,669	—		75,191
Premises and equipment, net	6,975	2,063	—		9,038
Goodwill	83,753	—	81,015	(c)	164,768
Other intangible assets	10,900	—	14,046	(d)	24,946
Accrued interest receivable and other assets	51,751	19,001	(3,369)	(e)	67,383
Total assets	$3,108,031	$840,487	$90,027		$4,038,545
Liabilities and Shareholders’ Equity

Liabilities:
Deposits:
Demand, noninterest-bearing	$994,082	$307,648	$—		$1,301,730
Demand, interest-bearing	682,114	94,385	—		776,499
Savings and money market	788,832	268,411	—		1,057,243
Time deposits	141,870	51,010	(1)	(f)	192,879
CDARS - interest-bearing demand, money market and time deposits	15,575	906	—		16,481
Total deposits	2,622,473	722,360	(1)		3,344,832
Subordinated debt	39,461	9,771	396	(g)	49,628
Other borrowings	—	236			236
Accrued interest payable and other liabilities	57,989	12,156	—		70,145
Total liabilities	2,719,923	744,523	395		3,464,841

Shareholders’ equity:
Preferred stock	—	—	—		—
Common stock	302,305	69,109	116,487	(h)	487,901
Retained earnings	92,105	26,446	(26,446)	(i)	92,105
Accumulated other comprehensive loss	(6,302)	409	(409)	(j)	(6,302)
Total shareholders’ equity	388,108	95,964	89,632		573,704
Total liabilities and shareholders’ equity	$3,108,031	$840,487	$90,027		$4,038,545

See Notes to Pro Forma Combined Condensed Consolidated Financial Statements

HERITAGE COMMERCE CORP AND PRESIDIO BANK

PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)

	Six Months Ended June 30, 2019
	Heritage Commerce Corp	Presidio Bank	Adjustments		Pro Forma Combined
	(Dollars in thousands, except per share amounts)
Interest income:
Loans, including fees	$54,058	$19,344	$819	(a)	$74,221
Securities, taxable	8,645	817	—		9,462
Securities, exempt from Federal tax	1,094	—	—		1,094
Other investments, interest-bearing deposits in other financial institutions and Federal funds sold	3,141	1,033	—		4,174
Total interest income	66,938	21,194	819		88,951

Interest expense:
Deposits	3,831	1,583	—		5,414
Subordinated debt	1,148	422	(36)	(b)	1,534
Other borrowings	1	18	—		19
Total interest expense	4,980	2,023	(36)		6,967

Net interest income before provision for loan losses	61,958	19,171	855		81,984
Provision (credit) for loan losses	(1,801)	24	—		(1,777)
Net interest income after provision for loan losses	63,759	19,147	855		83,761

Noninterest income:
Service charges and fees on deposit accounts	2,338	396	—		2,734
Increase in cash surrender value of life insurance	663	162	—		825
Gain on sales of securities	548	—	—		548
Servicing income	341	—	—		341
Gain on sales of SBA loans	175	—	—		175
Other	1,168	31	—		1,199
Total noninterest income	5,233	589	—		5,822

Noninterest expense:
Salaries and employee benefits	21,468	6,952	—		28,420
Occupancy and equipment	3,084	1,294	—		4,378
Professional fees	1,571	1,200	—		2,771
Data processing	1,411	883	—		2,294
Software subscriptions	1,145	—	—		1,145
Amortization of intangible assets	1,107	—	1,008	(c)	2,115
Insurance expense	875	42	—		917
Acquisition and integration related costs	540	—	—		540
Other	5,162	1,206	—		6,368
Total noninterest expense	36,363	11,577	1,008		48,948

Income before income taxes	32,629	8,159	(153)		40,635
Income tax expense	9,130	2,396	(42)	(d)	11,484
Net income	$23,499	$5,763	$(111)		$29,151

Earnings per common share:
Basic	$0.54		$(0.04)	(e)	$0.50
Diluted	$0.54		$(0.05)	(e)	$0.49

Weighted average common shares outstanding - basic	43,155,360		15,684,064	(f)	58,839,424
Weighted average common shares outstanding - diluted	43,695,117		15,684,064	(f)	59,379,181

See Notes to Pro Forma Combined Condensed Consolidated Financial Statements

HERITAGE COMMERCE CORP AND PRESIDIO BANK

PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)

	Year Ended December 31, 2018
	Heritage
	Commerce	Presidio			Pro Forma
	Corp	Bank	Adjustments		Combined
	(Dollars in thousands, except per share amounts)
Interest income:
Loans, including fees	$105,635	$34,358	$1,013	(a)	$141,006
Securities, taxable	15,211	1,253	—		16,464
Securities, exempt from Federal tax	2,225	—	—		2,225
Other investments, interest-bearing deposits in other financial institutions and Federal funds sold	6,774	2,190	—		8,964
Total interest income	129,845	37,801	1,013		168,659

Interest expense:
Deposits	5,506	1,914	1	(b)	7,421
Subordinated debt	2,314	844	(72)	(c)	3,086
Short-term borrowings	2	—	—		2
Total interest expense	7,822	2,758	(71)		10,509

Net interest income before provision for loan losses	122,023	35,043	1,084		158,150
Provision for loan losses	7,421	273	—		7,694
Net interest income after provision for loan losses	114,602	34,770	1,084		150,456

Noninterest income:
Service charges and fees on deposit accounts	4,113	852	—		4,965
Increase in cash surrender value of life insurance	1,045	329	—		1,374
Servicing income	709	—	—		709
Gain on sales of SBA loans	698	—	—		698
Gain on sales of securities	266	—	—		266
Other	2,743	40	—		2,783
Total noninterest income	9,574	1,221	—		10,795

Noninterest expense:
Salaries and employee benefits	40,193	13,174	—		53,367
Other acquisition and integration related costs	5,598	—	—		5,598
Occupancy and equipment	5,411	2,450	—		7,861
Severance and retention acquisition costs	3,569	—	—		3,569
Software subscriptions	2,343	—	—		2,343
Data processing	1,978	1,592	—		3,570
Professional fees	1,969	731	—		2,700
Amortization of intangible assets	1,943	—	2,213	(d)	4,156
Insurance expense	1,685	85	—		1,770
Other	10,832	2,236	—		13,068
Total noninterest expense	75,521	20,268	2,213		98,002

Income before income taxes	48,655	15,723	(1,129)		63,249
Income tax expense	13,324	3,894	(310)	(e)	16,908
Net income	$35,331	$11,829	$(819)		$46,341

Earnings per common share:
Basic	$0.85		$(0.04)	(f)	$0.81
Diluted	$0.84		$(0.04)	(f)	$0.80

Weighted average common shares outstanding - basic	41,469,211		15,684,064	(g)	57,153,275
Weighted average common shares outstanding - diluted	42,182,939		15,684,064	(g)	57,867,003

See Notes to Pro Forma Combined Condensed Consolidated Financial Statements

HERITAGE COMMERCE CORP AND PRESIDIO BANK
NOTES TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION
(Unaudited)

(1)   Basis of Presentation

The unaudited pro forma combined condensed consolidated financial information and explanatory notes show the impact on the historical balance sheet and statements of income of Heritage resulting from the Presidio merger under the acquisition method of accounting as required by the Financial Accounting Standards Board (“FASB”) accounting guidance on business combinations. Acquisition accounting requires that the assets purchased, the liabilities assumed and non-controlling interest all be reported in the acquirer’s financial statements at their fair value, with any excess of purchase consideration over the net assets being reported as goodwill at the close of business on the transaction date. The unaudited pro forma combined condensed consolidated balance sheet combines the historical financial information of Heritage and Presidio as of June 30, 2019, and assumes that the merger was completed on that date. The unaudited pro forma combined condensed consolidated statements of income for the six months ended June 30, 2019 and for the year ended December 31, 2018 give effect to the Heritage and Presidio merger as if the transaction had been completed on January 1, 2018.

Since the transaction is being recorded using the acquisition method of accounting, all loans are recorded at fair value, including adjustments for credit quality, and no allowance for loan losses is carried over to Heritage’s balance sheet. In addition, certain nonrecurring costs associated with the merger such as potential severance, professional fees, legal fees and conversion-related expenditures are expensed as incurred and not reflected in the unaudited pro forma combined condensed consolidated statements of income.

While the recording of the acquired loans at their fair value will impact the prospective determination of the provision for loan losses and the allowance for loan losses, for purposes of the unaudited pro forma consolidated statements of income for the six months ended June 30, 2019, and for the year ended December 31, 2018, Heritage assumed no adjustments to the historical amount of Presidio’s provision for loan losses.

(2)   Accounting Policies and Financial Statement Classifications

The accounting policies of Presidio are in the process of being reviewed in detail by Heritage. Upon completion of such review, conforming adjustments or financial statement reclassifications may be determined.

(3)   Merger and Acquisition Integration Costs

In connection with the Presidio merger, the plan to integrate the operations of Presidio is still being developed. The specific details of the plan to integrate the operations of Heritage and Presidio will continue to be refined over the next several months, and will include assessing personnel, benefit plans, premises, equipment, and service contracts to determine where Heritage may take advantage of redundancies. Certain decisions arising from these assessments may involve involuntary termination of employees, vacating leased premises, changing information systems, canceling contracts with certain service providers, selling or otherwise disposing of certain premises, furniture and equipment, and re-assessing a possible deferred tax asset valuation allowance from a potential change in control for tax purposes. Heritage also expects to incur merger-related costs including professional fees, legal fees, system conversion costs and costs related to communications with customers and others. To the extent there are costs associated with these actions, the cost will be recorded based on the nature of the cost and the timing of these integration actions.

No such costs were considered in the accompanying unaudited pro forma combined condensed consolidated statements of income.

(4)   Estimated Annual Cost Savings or Revenue Opportunities

While Heritage expects to realize cost savings from the Presidio merger, the pro forma information, although helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings, opportunities to earn additional revenue, the impact of restructuring and merger-related costs, or other factors that may result as a consequence of the merger and, accordingly, does not attempt to predict or suggest future results. Further, there can be no assurance the cost savings will be achieved in the amount, manner or timing currently contemplated.

(5)   Pro Forma Adjustments to Combined Condensed Consolidated Balance Sheet at June 30, 2019

The following pro forma adjustments have been reflected in the unaudited pro forma combined condensed consolidated balance sheet at June 30, 2019. All adjustments are based on current assumptions and valuations, which are subject to change.

			June 30, 2019
			(Dollars in thousands)

(a)	Adjust the Presidio Bank loan portfolio to fair value		$(9,128)

(b)	Eliminate the Presidio Bank allowance for loan losses		$7,463

(c)	Goodwill created from the transaction:
	Assets acquired		$840,487
	Less: liabilities assumed		(744,523)
	Purchase accounting adjustments:
	Adjust the loan portfolio to fair value	$(9,128)
	Eliminate the Presidio Bank allowance for loan losses	7,463
	Core deposit intangible	14,046
	Adjust the leases to fair value	(100)
	Adjust the certificates of deposit to fair value	1
	Adjust the Presidio subordinated debt to fair value	(396)
	Total pre-tax adjustments	11,886
	Less: deferred income taxes	(3,269)
	Total after-tax adjustments		8,617
	Net assets acquired		104,581

	Purchase price		$185,596
	Less: net assets acquired		(104,581)
	Goodwill created from transaction		$81,015

(d)	Core deposit intangible asset created from the transaction		$14,046

(e)	Other assets adjustments:
	Above market leases		$(100)
	Deferred income taxes on purchase accounting adjustments		(3,269)
	Other assets adjustments		$(3,369)

(f)	Adjust the time deposits to fair value		$(1)

(g)	Adjust the Presidio Bank subordinated debt to fair value		$396

(h)	Common stock
	Eliminate Presidio Bank common stock		$(69,109)
	15,684,064 shares of Heritage Commerce Corp common stock issued to Presidio Bank shareholders and holders of restricted stock (Stock price = $11.36 on October 11, 2019, the effective date of the acquisition)		178,171
	Consideration for Presidio Bank stock options exchanged for Heritage
	Commerce Corp stock options		7,425
	Common stock adjustment		$116,487

(i)	Eliminate Presidio Bank retained earnings		$(26,446)

(j)	Eliminate Presidio Bank other comprehensive loss		$(409)

(6)   Pro Forma Adjustments to Combined Condensed Consolidated Statement of Income for the Six Months Ended June 30, 2019

The following pro forma adjustments have been reflected in the unaudited pro forma combined condensed consolidated statement of income for the six months ended June 30, 2019. All adjustments are based on current assumptions and valuations, which are subject to change.

		For the Six Months Ended
		June 30, 2019
		(Dollars in thousands)
(a)	Loan fair value mark accretion	$819

(b)	Subordinated debt fair value mark accretion	$(36)

(c)	Amortization (accretion) of the intangible assets created from the transaction:
	Core deposit intangible asset amortization	$1,022
	Above market leases accretion	(14)
	Total amortization (accretion) of the intangible assets created from the transaction	$1,008

(d)	Income tax expense on pre-tax adjustments	$(42)

(e)	Earnings per share adjustments:
	Heritage Commerce Corp net income	$23,499
	Presidio Bank net income	5,763
	Adjustments to net income	(111)
	Pro Forma Combined net income	$29,151

	Pro forma combined basic earnings per share	$0.50
	Less Heritage Commerce Corp basic earnings per share	0.54
	Adjustment to basic earnings per share	$(0.04)

	Pro forma combined diluted earnings per share	$0.49
	Less Heritage Commerce Corp diluted earnings per share	0.54
	Adjustment to diluted earnings per share	$(0.05)

(f)	Weighted average common shares outstanding for basic earnings per common share	43,155,360
	Heritage Commerce Corp common stock issued to Presidio Bank shareholders	15,684,064
	Shares used in computing basic earnings per common share	58,839,424

	Weighted average common shares outstanding for diluted earnings per common share	43,695,117
	Heritage Commerce Corp common stock issued to Presidio Bank shareholders	15,684,064
	Shares used in computing diluted earnings per common share	59,379,181

(7)   Pro Forma Adjustments to Combined Condensed Consolidated Statement of Income for the Year Ended December 31, 2018

The following pro forma adjustments have been reflected in the unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2018. All adjustments are based on current assumptions and valuations, which are subject to change.

		For the Year Ended December 31, 2018
		(Dollars in thousands)
(a)	Loan fair value mark accretion	$1,013

(b)	Time deposits fair value mark amortization	$1

(c)	Subordinated debt fair value mark accretion	$(72)

(d)	Amortization (accretion) of the intangible assets created from the transaction:
	Core deposit intangible asset amortization	$2,240
	Above market leases accretion	(27)
	Total amortization (accretion) of the intangible assets created from the transaction	$2,213

(e)	Income tax expense on pre-tax adjustments	$(310)

(f)	Earnings per share adjustments:
	Heritage Commerce Corp net income	$35,331
	Presidio Bank net income	11,829
	Adjustments to net income	(819)
	Pro Forma Combined net income	$46,341

	Pro forma combined basic earnings per share	$0.81
	Less Heritage Commerce Corp basic earnings per share	0.85
	Adjustment to basic earnings per share	$(0.04)

	Pro forma combined diluted earnings per share	$0.80
	Less Heritage Commerce Corp diluted earnings per share	0.84
	Adjustment to diluted earnings per share	$(0.04)

(g)	Weighted average common shares outstanding for basic earnings per common share	41,469,211
	Heritage Commerce Corp common stock issued to Presidio Bank shareholders	15,684,064
	Shares used in computing basic earnings per common share	57,153,275

	Weighted average common shares outstanding for diluted earnings per common share	42,182,939
	Heritage Commerce Corp common stock issued to Presidio Bank shareholders	15,684,064
	Shares used in computing diluted earnings per common share	57,867,003